UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2017

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI		02903
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Citizens Financial Group, Inc. (the Company or CFG) is making changes to its noninterest income presentation for 2017. To assist investors in understanding these changes, the Company has prepared historical supplemental quarterly financial information for 2014, 2015 and 2016, which is attached as Exhibit 99.1.

CFG has determined that the reclassification of its noninterest income will enhance transparency and provide additional granularity, particularly with regard to fee income related to customer activity.

Specifically, the fees tied to loan-related activity such as annual line of credit fees, prepayment penalties and letters of credit and trade services that were previously included in either “Service charges and fees” or “Foreign exchange and letter of credit fees” are now reported in “Letter of credit and loan fees.” Fees related to customer interest rate and foreign exchange risk management products that were previously included in “Foreign exchange” or “Other income” are now reported in “Foreign exchange and interest rate products fees.” Additionally, syndication fee income related to our leasing business previously included in “Other income” is now included in “Capital markets fees.” Finally, “Bank-owned life insurance” is now included in “Other income.”

The supplemental information contained in this Form 8-K, including in Exhibit 99.1, is being provided to assist investors in understanding how the Company’s noninterest income reporting would have been presented in previously filed reports had such results been reported to reflect the realignment discussed above. This realignment does not affect any previously reported results. The Company’s first quarter 2017 earnings release and subsequent financial reports that include noninterest income information will reflect this realignment.

The supplemental information is being furnished pursuant to Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the supplemental information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Citizens Financial Group, Inc. supplemental information to reflect noninterest income realignment for full year and quarterly periods of 2016, 2015, and 2014, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John F. Woods
John F. Woods
Chief Financial Officer

Date: March 27, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Citizens Financial Group, Inc. supplemental information to reflect noninterest income realignment for full year and quarterly periods of 2016, 2015, and 2014, respectively.